Note 18 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Notes to Financial Statements
Commitments and Contingencies Disclosure [Text Block]

NOTE 18 Commitments and Contingencies

The Company is a party to financial instruments with off-balance sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments include all commitments to extend credit. These commitments involve, to varying degrees, elements of credit and interest rate risk in excess of the amounts recognized in the balance sheet. The contract amounts of these instruments reflect the extent of involvement by the Company.

The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contract amount of these commitments. The Company uses the same credit policies in making commitments as it does for on-balance sheet instruments.

	Contract Amount December 31,
(Dollars in thousands)	2021	2020
Financial instruments whose contract amount represents credit risk:
Commitments to originate, fund or purchase loans:
Single family	$7,770	20,283
Multi-family	3,791	1,150
Commercial real estate	2,939	821
Commercial business	0	1,342
Undisbursed balance of loans closed	66,504	38,990
Unused lines of credit	106,125	113,435
Letters of credit	8,012	4,309
Total commitments to extend credit	$195,141	180,330
Forward commitments	$12,340	24,746

Commitments to extend credit are agreements to lend to a customer, at the customer’s request, as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require the payment of a fee. Since a portion of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Bank evaluates each customer's creditworthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Bank upon extension of credit, is based on the loan type and on management's credit evaluation of the borrower. Collateral consists primarily of residential and commercial real estate and personal property. Forward commitments represent commitments to sell loans to a third party following the closing of the loan and are entered into in the normal course of business by the Bank.

The Bank issued standby letters of credit which guarantee the performance of customers to third parties. The standby letters of credit outstanding expire over the next 22 months and totaled $7.6 million at December 31, 2021 and $4.1 million at December 31, 2020. The letters of credit are collateralized primarily with commercial real estate mortgages. Draws on standby letters of credit would be initiated by the secured party under the terms of the underlying obligation. Since the conditions under which the Bank is required to fund the standby letters of credit may not materialize, the cash requirements are expected to be less than the total outstanding commitments.

The Company has certain obligations and commitments to make future payments under existing contracts. At December 31, 2021, the aggregate contractual obligations (excluding bank deposits) and commercial commitments were as follows:

	Payments Due by Period
(Dollars in thousands)	Total	Less Than 1 Year	1-3 Years	4-5 Years	More Than 5 Years
Contractual Obligations:
Annual rental commitments under non-cancellable operating leases	$400	217	169	14	0
Total contractual obligations	$400	217	169	14	0

	Amount of Commitments Expiring by Period
Other Commercial Commitments:
Commercial lines of credit	$68,501	20,494	25,427	22,580	0
Commitments to lend	57,078	9,645	18,803	8,936	19,694
Standby letters of credit	8,012	3,694	4,318	0	0
Total other commercial commitments	$133,591	33,833	48,548	31,516	19,694

From time to time, the Company is party to legal proceedings arising out of its lending and deposit operations. The Company is, and expects to become, engaged in foreclosure proceedings, collection actions, and other litigation as part of its normal banking activities. Among the various current litigation matters, the Company is involved in a bankruptcy litigation claim where the bankruptcy trustee is attempting to recover $2.5 million related to the principal and interest payments made to the Bank prior to the bankruptcy filing of a former customer of the Bank.

The Company examines each legal matter, and, in those situations where it determines that a particular legal matter presents loss contingencies that are both probable and reasonably estimable, establishes an appropriate accrual. In many situations, the Company is not able to estimate reasonably possible losses due to the preliminary nature of the legal matter, as well as a variety of other factors and uncertainties. For those legal matters where the Company is able to estimate a range of reasonably possible losses, management currently estimates that the aggregate range of losses from all of our outstanding litigation is from $0 to $0.6 million in excess of the amounts accrued, if any. This estimated aggregate range is based on an assessment of the information currently available to the Company and the actual aggregate losses could be higher. However, the Company does not believe these losses are probable to occur at this time. The Company reassesses all of its potential loss positions based on the available information each quarter and the estimated range of reasonably possible losses may change in the future. The Company typically vigorously pursues all available defenses related to litigation but may consider other alternatives, including settlement, in situations where there is an opportunity to resolve a legal matter on terms that are considered to be favorable to the Company when considering the continued expense and distraction of defending against any particular legal action.

Based on the Company’s current understanding of all of the outstanding legal matters, management does not believe that judgments or settlements arising from any pending or threatened litigation, individually or in the aggregate, would have a material adverse effect on the consolidated financial condition or results of operations. However, litigation is unpredictable and the actual results of litigation cannot be determined with any certainty. Therefore, the ultimate aggregate resolution of any, or all, of the current outstanding legal matters could have a material adverse effect on the Company’s results of operations in the future.